Deconsolidation of Subsidiaries	12 Months Ended
Dec. 31, 2025
Deconsolidation of Subsidiaries
Deconsolidation of Subsidiaries
4.
Deconsolidation of Subsidiaries

On May 7, 2024, the Company and Equinor TDI Holdings LLC ("Equinor"), a Delaware limited liability company, entered into a membership interest purchase and sale agreement (the "Agreement"), in which Equinor acquired interests in two former Standard Lithium wholly-owned subsidiaries, one of which holds the resource development project in southwest Arkansas ("South West Arkansas Project") and the other holds the development of prospective lithium brine areas within the Smackover Formation in East Texas (the "East Texas Properties"). The South West Arkansas Project is held through SWA Lithium Financing, LLC ("SWA Lithium"), and the East Texas Properties are held through Texas Lithium Financing, LLC ("Texas Lithium"). Each entity forms part of Smackover Lithium ("Smackover Lithium"), the Company's joint venture with Equinor.

Pursuant to the terms of the Agreement, Equinor acquired a 45% interest in each of the former subsidiaries, and the Company retained a 55% interest for an initial cash payment of $30.0 million to the Company and the commitment to invest an additional $130.0 million as follows:

•
Equinor solely funded the first $40.0 million and $20.0 million of development costs for SWA Lithium and Texas Lithium, respectively. Additional capital expenditures are funded on a pro-rata basis; and
•
Standard Lithium will receive $40.0 million in milestone payments associated with SWA Lithium and $30.0 million in milestone payments associated with Texas Lithium subject to final investment decisions being made by certain dates ("FID").

The Company assessed the Agreement and determined its ownership in SWA Lithium and Texas Lithium to be joint ventures. The Agreement indicates joint control over each entity as both parties are required to act together to direct relevant activities and significant decisions require unanimous consent from both parties. However, the Company has retained operatorship and manages day-to-day decision making. The Company deconsolidated the entities and accounted for its investment in Smackover Lithium under the equity method as the deconsolidated companies are now jointly controlled under a joint venture arrangement. Under this accounting method, the Company's initial recognition of the investment was at fair value. Subsequently, the investment will be adjusted for the Company's share of net income or loss and contributions paid, net of any dividends or distributions received.

The following table summarizes the fair values of the proceeds received and net assets contributed at carrying value to Smackover Lithium, and gain on deconsolidation recognized for the year ended June 30, 2024 (in thousands):

	SWA Lithium	Texas Lithium	Total
Fair value consideration received	$15,000	$15,000	$30,000
Financial asset – FID(1)	27,718	18,977	46,695
Fair value of investment	95,008	52,015	147,023
Less: net assets	(30,116)	(29,503)	(59,619)
Gain on deconsolidation of subsidiaries	$107,610	$56,489	$164,099

(1)
The financial asset is comprised of future payments to be received by the Company in connection with the Agreement. The receipt of these payments is contingent upon meeting certain milestones. The financial asset is accounted for at fair value. Refer to Note 12 — Financial Instruments and Financial Risk Management for further information regarding the fair value.

Standard Lithium's investment in Smackover Lithium is accounted for using the equity method.